                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  6
Portfolio of Investments.........................  7
Statement of Assets and Liabilities.............. 13
Statement of Operations.......................... 14
Statement of Changes in Net Assets............... 15
Financial Highlights............................. 16
Notes to Financial Statements.................... 18
Report of Independent Accountants................ 21
Dividend Reinvestment Plan....................... 22


VLT ANR 2/98

                             LETTER TO SHAREHOLDERS



February 3, 1998

Dear Shareholder,
    The new year ushers in what
promises to be an exciting and
challenging time for investors. The
Taxpayer Relief Act of 1997 signed                       [PHOTO]
into law by President Clinton in
August creates many new opportunities
for you and your family to take a
more active role in achieving your
long-term financial goals.                DENNIS J. MCDONNELL AND DON G. POWELL
    Most Americans will benefit from
the bill's $95 billion in tax cuts
over five years. The so-called Kiddie
Credit gives parents $400 in immediate tax relief for every child under age 17, and families will find it easier to save for their children's college expenses through the new Education IRA. The bill also cuts capital gains tax rates for the first time in over a decade and loosens restrictions on tax-deductible IRA contributions. Perhaps the most exciting feature of all is the new Roth IRA, which allows investment earnings to grow tax free, not just tax deferred.
    This year more than ever, it could be important for you to talk to your financial adviser about how to make the tax code work to your advantage. At Van Kampen American Capital, we have prepared a variety of publications to help you understand your choices under the new tax legislation. And with the help of your adviser, we'll help you locate the many benefits hidden among the changing tax landscape.

ECONOMIC REVIEW
    The bond market advanced during 1997, but its ascension was not a smooth ride. Bond prices fell early in the period as economic growth soared, fueling concerns about rising inflation and a potential interest rate hike by the Federal Reserve Board. When the Fed did raise interest rates a modest 0.25 percent in late March, bond prices fell further, sending the yield of the 30-year U.S. Treasury bond above 7.00 percent for the first time in six months. By mid-April, however, the market's mood had changed. With few signs of inflation despite the economy's strength, the 30-year Treasury bond's yield slipped below 7.00 percent.
    In addition to a benign inflation scenario, bonds reaped the benefits of an improved supply-and-demand balance. Foreign investors continued to be heavy purchasers of U.S. Treasury securities throughout the year, while U.S. investors shifted more assets into bonds during the second half of 1997 amid growing concern that the stock market rally was nearing an end. The 7.00 percent slump in the Dow Jones Industrial Average on October 27 reinforced the benefit of owning bonds for diversification. On the supply side, bonds were helped by a dramatic decline in the federal budget deficit, which reduced the supply of new Treasury issues. By the end of December, the yield for the 30-year Treasury bond had dropped to 5.92 percent.

                                                          Continued on page two

    Throughout most of 1997, high yield bonds outperformed Treasury securities and investment-grade corporate bonds. A robust economy enhanced the ability of issuing companies to service their high yield debt, which helped to maintain an extremely low default rate. High yield bonds also benefited from heavy purchases among retail and institutional investors seeking the additional income these bonds generate. These purchases more than compensated for the potentially negative effects of a sharp buildup in new issue supply. Beginning in October, however, the demand for high yield U.S. corporate securities declined from earlier lofty levels, due to the spillover effect from the financial crisis in Southeast Asia. As a result, the difference between the yields of U.S. noninvestment-grade securities and intermediate Treasury bonds widened by 50 basis points between late October and late November, and U.S. high yield bonds underperformed Treasury securities during that time.

[CREDIT QUALITY GRAPH]

Portfolio Composition by Credit Quality*
   As of December 31, 1997

A..............   1.4%
BBB............   6.7%
BB.............  28.4%
B..............  62.7%
Non-Rated......   0.8%

*As a Percentage of Long-Term Investments Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's.

TRUST STRATEGY
    In managing the Trust, we used the following strategies:
    We maintained a portfolio comprised primarily of noninvestment-grade U.S. corporate bonds. Noninvestment-grade securities tend to pay higher yields than investment-grade bonds, but carry greater risks. During periods of rising interest rates, the additional income these bonds generate may help offset a decline in principal. If rates are rising because economic growth is advancing, the potential for these bonds to appreciate in price may also increase, due to an improved credit outlook.
    Within the noninvestment-grade category, we emphasized B-rated bonds because they tend to pay higher yields than BB-rated securities. At the same time, we maintained a sizable holding in BB-rated bonds in order to help limit the portfolio's exposure to credit risk. Reducing credit risk helps to offset potential market risks the Trust might face as a result of its leveraged structure. Using leverage, which involves borrowing short-term funds in order to purchase long-term securities, we are able to provide above-market levels of dividend income to common shareholders. An increase in short-term interest rates,

                                                        Continued on page three
however, would increase borrowing costs and have an unfavorable impact on the Trust's dividend-paying ability and price of its common shares.
    For most of the year, the average book yield of bonds in the Trust was substantially above average market yields. In addition, the supply of noninvestment-grade bonds was tight, due to strong demand from institutional buyers. As a result of these factors, it was difficult to find bonds that could be added to the portfolio without negatively affecting the Trust's dividend-paying ability and average credit quality.
    After the Asian financial crisis spilled over into U.S. markets in October and November, we were able to purchase some new bonds at attractive levels. By that time, the yield differential between high yield securities and Treasuries had widened dramatically and the demand for noninvestment-grade bonds had declined. Bonds were available at reasonable prices, and we bought several new issues that our research team identified as bonds with the potential to outperform other securities. Among the purchases were Scovill Fasteners, a zipper manufacturer; Paragon Health, a long-term health care company; and Northland Cable, a cable operator. All three bonds were bought at face value, also known as par. We sold only one issue during the second half of 1997 -- Pathmark -- due to a substantial negative shift in its credit outlook. During the volatile fall season, the Trust performed better than its peer group average as a result of its asset structure. The Trust remains well-diversified in terms of its exposure to industry sectors. Leading sectors include telecommunications, oil and gas drilling and servicing, and printing and publishing.

TOP 5 PORTFOLIO INDUSTRY HOLDINGS BY SECTOR*
AS OF DECEMBER 31, 1997

        Electric/Telecommunications...................    15.6%
        Printing/Publishing...........................     9.7%
        Oil and Gas...................................     8.7%
        Leisure.......................................     6.7%
        Health Care...................................     6.5%

*As a Percentage of Long-Term Investments

PERFORMANCE SUMMARY
    For the one-year period ended December 31, 1997, the Trust generated a total return of 15.34 percent(1). This reflects a gain in market price per common share from $9.375 on December 31, 1996 to $9.8125 on December 31, 1997, plus reinvestment of dividends that totaled $0.96 per common share. Based on the monthly dividend of $.0800 per share and the closing common stock price on December 31, 1997, the Trust generated a distribution rate of 9.78 percent(3). Please refer to the chart on page six for additional performance numbers.

                                                         Continued on page four

    As of December 31, the duration of the Trust, which is a measure of its sensitivity to changing interest rates, was 3.09 years, compared with 4.41 years for the Lehman Brothers High Yield Bond Index. The average maturity of Trust investments was 6.3 years. We aim to lengthen both the duration and maturity gradually as opportunities arise, in order to enhance the Trust's income-earning ability.

                           [DIVIDEND HISTORY GRAPH]

Twelve-month Dividend History
For the Period Ended December 31, 1997



                      Distribution per Share Common
Jan 1997....................... $.0800
Feb 1997....................... $.0800
Mar 1997....................... $.0800
Apr 1997....................... $.0800
May 1997....................... $.0800
Jun 1997....................... $.0800
Jul 1997....................... $.0800
Aug 1997....................... $.0800
Sep 1997....................... $.0800
Oct 1997....................... $.0800
Nov 1997....................... $.0800
Dec 1997....................... $.0800

The dividend history represents past performance of the Trust and does not predict the Trust's future distributions.

ECONOMIC OUTLOOK
    We expect the economy to remain strong going into 1998, although its growth rate is likely to slow from current levels. The financial crisis in Southeast Asia is expected to slow U.S. exports to the region, which could trim the earnings of many U.S. companies and reduce overall U.S. growth. As a result of these factors, we believe there is little chance that the Fed will raise interest rates in the near term, although a rate hike remains a possibility if inflation picks up or if growth continues at its brisk pace. We anticipate the yield on the 30-year Treasury bond to remain at current levels in the coming months, possibly declining further later in 1998.
    We believe that the Trusts heavy weighting in B- and BB-rated bonds and its relatively short average maturity should help to limit any further volatility stemming from the crisis in Asia. In addition, we believe that the Trust's emphasis on high yield bonds will position the portfolio to perform well if interest rates drop sharply from current levels. A sharp decline in rates would not only boost the prices of the portfolio's long-term assets, but would also positively affect its leveraged structure.
    We will continue to monitor events in Asia and other market developments in order to assess their effects on the portfolio. At this time, we do not anticipate making any major changes to the portfolio until market conditions shift more dramatically. We will continue to seek a balance between the Trust's total return and its dividend income, and look to add

                                                         Continued on page five
value through careful security selection. Thank you for your continued confidence and trust in Van Kampen American Capital and in your Trust's manager.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

           PERFORMANCE RESULTS FOR THE PERIOD ENDED DECEMBER 31, 1997

                VAN KAMPEN AMERICAN CAPITAL HIGH INCOME TRUST II
                           (NYSE TICKER SYMBOL--VLT)



 COMMON SHARE TOTAL RETURNS
One-year total return on market price(1)...................   15.34%
One-year total return based on NAV(2)......................   13.90%

 DISTRIBUTION RATE

Distribution rate as a % of closing common stock
  price(3)...............................................      9.78%

 SHARE VALUATIONS

Net asset value...........................................    $ 8.44
Closing common stock price................................   $9.8125
One year high common stock price (12/10/97)...............  $10.3125
One year low common stock price (04/28/97)................    $9.000
Preferred share rate(4)...................................    5.700%

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) See "Notes to Financial Statements" footnote #4, for more information concerning Preferred Share reset periods.

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1997
--------------------------------------------------------------------------------

    Par
  Amount
   (000)                Description                            Coupon     Maturity  Market Value
---------------------------------------------------------------------------------------------------
                CORPORATE BONDS  86.2%
                AEROSPACE & DEFENSE  4.6%
$       1,350   Dyncorp........................................     9.500%   03/01/07  $  1,377,000
        1,950   Sequa Corp.....................................     9.625    10/15/99     2,023,125
          450   Sequa Corp.....................................     9.375    12/15/03       466,875
        1,250   Talley Manufacturing & Technology, Inc.........    10.750    10/15/03     1,359,375
                                                                                       ------------
                                                                                          5,226,375
                                                                                       ------------
                AUTOMOBILE  2.8%
          300   Aetna Industries, Inc..........................    11.875    10/01/06       270,000
          500   Collins & Aikman Products Co...................    11.500    04/15/06       565,000
          450   Delco Remy International, Inc..................     8.625    12/15/07       456,750
          500   Exide Corp.....................................    10.750    12/15/02       527,500
          600   Insilco Corp...................................    10.250    08/15/07       630,000
          750   Venture Holdings, Inc..........................     9.750    04/01/04       723,750
                                                                                       ------------
                                                                                          3,173,000
                                                                                       ------------
                BUILDINGS & REAL ESTATE  3.1%
        1,900   American Standard, Inc.........................    10.875    05/15/99     1,999,750
          950   Johns Manville International Group, Inc........    10.875    12/15/04     1,056,875
          450   Kevco, Inc., 144A Private Placement (b)........    10.375    12/01/07       459,000
                                                                                       ------------
                                                                                          3,515,625
                                                                                       ------------
                CHEMICAL  2.8%
        1,694   ISP Holdings, Inc..............................     9.750    02/15/02     1,795,640
        1,350   Pioneer Amers Acquisition Corp.................     9.250    06/15/07     1,363,500
                                                                                       ------------
                                                                                          3,159,140
                                                                                       ------------
                CONTAINERS, PACKAGING & GLASS  2.2%
        1,150   Fonda Group, Inc...............................     9.500    03/01/07     1,098,250
          950   S.D. Warren Co.................................    12.000    12/15/04     1,059,250
          375   Sweetheart Cup, Inc............................     9.625    09/01/00       372,188
                                                                                       ------------
                                                                                          2,529,688
                                                                                       ------------
                DIVERSIFIED/CONGLOMERATE MANUFACTURING  1.1%
        1,050   Communications & Power Industries, Inc.........    12.000    08/01/05     1,181,250
                                                                                       ------------

                                               See Notes to Financial Statements

                               December 31, 1997
--------------------------------------------------------------------------------

        Par
       Amount
       (000)               Description                            Coupon     Maturity  Market Value
---------------------------------------------------------------------------------------------------
                ECOLOGICAL  0.5%
       $ 400    Envirosource, Inc..............................     9.750%   06/15/03  $    404,000
         200    Norcal Waste Systems, Inc......................    13.000    11/15/05       230,000
                                                                                       ------------
                                                                                            634,000
                                                                                       ------------
                ELECTRONICS  1.6%
         450    DecisionOne Corp...............................     9.750    08/01/07       463,500
       1,150    Exide Electronics Group, Inc. (Including 1,000
                common stock warrants).........................    11.500    03/15/06     1,368,500
                                                                                       ------------
                                                                                          1,832,000
                                                                                       ------------
                FINANCE  5.5%
       2,450    American Annuity Group, Inc....................    11.125    02/01/03     2,535,750
       1,450    Americredit Corp...............................     9.250    02/01/04     1,446,375
       1,000    Contifinancial Corp............................     8.375    08/15/03     1,035,000
       1,050    Trizec Finance.................................    10.875    10/15/05     1,181,250
                                                                                       ------------
                                                                                          6,198,375
                                                                                       ------------
                GROCERY  3.4%
         850    Fleming Cos., Inc., 144A Private Placement
                (b)............................................    10.500    12/01/04       894,625
         250    Fleming Cos., Inc., 144A Private Placement
                (b)............................................    10.625    07/31/07       265,000
       1,050    Jitney Jungle Stores America Inc...............    12.000    03/01/06     1,191,750
         700    Pantry, Inc., 144A Private Placement (b).......    10.250    10/15/07       717,500
         791    Pantry, Inc....................................    12.500    11/15/00       848,347
                                                                                       ------------
                                                                                          3,917,222
                                                                                       ------------
                HEALTHCARE  5.7%
       1,050    Fresenius Medical Care Capital Trust...........     9.000    12/01/06     1,102,500
         525    Imagyn Medical Technologies, Inc...............    12.500    04/01/04       500,062
         800    Merit Behavioral Care Corp.....................    11.500    11/15/05       924,000
         500    Paragon Health Network, Inc., 144A Private
                Placement (b)..................................     9.500    11/01/07       500,000
       1,500    Sun Healthcare Group, Inc., 144A Private
                Placement (b)..................................     9.500    07/01/07     1,548,750
       1,100    Tenet Healthcare Corp..........................     8.625    12/01/03     1,149,500
         700    Tenet Healthcare Corp..........................    10.125    03/01/05       764,750
                                                                                       ------------
                                                                                          6,489,562
                                                                                       ------------

                                               See Notes to Financial Statements

                               December 31, 1997
--------------------------------------------------------------------------------

        Par
       Amount
       (000)               Description                            Coupon     Maturity  Market Value
---------------------------------------------------------------------------------------------------
                HOTEL, MOTEL, INNS & GAMING  4.2%
       $1,450   Argosy Gaming Co...............................    13.250%   06/01/04  $  1,522,500
          800   Coast Hotels & Casinos, Inc....................    13.000    12/15/02       906,000
        1,100   Grand Casino, Inc., 144A Private Placement
                (b)............................................    10.125    12/01/03     1,190,750
        1,150   Trump Atlantic City Associates.................    11.250    05/01/06     1,121,250
                                                                                       ------------
                                                                                          4,740,500
                                                                                       ------------
                LEISURE  4.8%
        1,000   Cobblestone Golf Group, Inc....................    11.500    06/01/03     1,085,000
        1,260   Samsonite Corp.................................    11.125    07/15/05     1,417,500
        1,650   Selmer, Inc....................................    11.000    05/15/05     1,815,000
        1,000   Viacom International, Inc......................    10.250    09/15/01     1,095,000
                                                                                       ------------
                                                                                          5,412,500
                                                                                       ------------
                MACHINERY  0.4%
          400   Terex Corp.....................................    13.250    05/15/02       457,000
                                                                                       ------------
                MINING, STEEL, IRON & NON-PRECIOUS METAL  1.2%
          130   Inland Steel Co................................    12.000    12/01/98       136,500
          325   LTV Corp., 144A Private Placement (b)..........     8.200    09/15/07       315,250
          850   WCI Steel, Inc.................................    10.000    12/01/04       871,250
                                                                                       ------------
                                                                                          1,323,000
                                                                                       ------------
                OIL & GAS  8.9%
        1,100   Dawson Production Services, Inc................     9.375    02/01/07     1,155,000
        1,350   DI Industries, Inc.............................     8.875    07/01/07     1,404,000
          200   Falcon Drilling................................     9.750    01/15/01       209,000
        1,600   Giant Industries Inc., 144A Private Placement
                (b)............................................     9.000    09/01/07     1,596,000
          400   Giant Industries, Inc..........................     9.750    11/15/03       413,000
          950   KCS Energy, Inc................................    11.000    01/15/03     1,042,625
        1,250   National Energy Group, Inc.....................    10.750    11/01/06     1,312,500
        1,550   Petroleum Heat & Power, Inc....................    12.250    02/01/05     1,526,750
        1,000   Pride Petroleum Services, Inc..................     9.375    05/01/07     1,080,000
          253   Wainoco Oil Co.................................    12.000    08/01/02       261,855
                                                                                       ------------
                                                                                         10,000,730
                                                                                       ------------

                                               See Notes to Financial Statements

                               December 31, 1997
--------------------------------------------------------------------------------

        Par
       Amount
       (000)               Description                              Coupon     Maturity  Market Value
-----------------------------------------------------------------------------------------------------
                PAPER  0.7%
       $ 650    Doman Industries Ltd., 144A Private Placement
                (b)............................................     9.250%   11/15/07  $    637,000
         200    Doman Industries Ltd...........................     8.750    03/15/04       194,000
                                                                                       ------------
                                                                                            831,000
                                                                                       ------------
                PERSONAL & NON-DURABLE  2.9%
       1,550    Cole National Group, Inc.......................     9.875    12/31/06     1,654,625
       1,650    Revlon Consumer Products Corp..................     9.375    04/01/01     1,699,500
                                                                                       ------------
                                                                                          3,354,125
                                                                                       ------------
                PRINTING, PUBLISHING & BROADCASTING  12.2%
         800    Cablevision Systems Corp.......................     7.875    12/15/07       816,000
         900    Cablevision Systems Corp.......................    10.500    05/15/16     1,048,500
         950    Capstar Broadcasting Partners..................     9.250    07/01/07       976,125
         400    Century Communications Corp....................     9.500    03/01/05       424,000
       1,100    Century Communications Corp....................     8.875    01/15/07     1,133,000
         950    EZ Communications, Inc.........................     9.750    12/01/05     1,049,750
         550    Gray Communications Systems, Inc...............    10.625    10/01/06       598,125
         500    Heritage Media Services........................    11.000    06/15/02       522,500
         850    International Cabletel, Inc. (a)...............  0/12.750    04/15/05       705,500
         400    International Cabletel, Inc. (a)...............  0/11.500    02/01/06       312,000
       1,100    K-III Communications Corp......................    10.250    06/01/04     1,193,500
         550    Northland Cable Television, Inc., 144A Private
                Placement (b)..................................    10.250    11/15/07       580,250
         900    Pegasus Communication, 144A Private Placement
                (b)............................................     9.625    10/15/05       924,750
       2,150    SCI Television, Inc............................    11.000    06/30/05     2,219,875
         800    Young Broadcasting, Inc........................    11.750    11/15/04       888,000
         400    Young Broadcasting, Inc........................     8.750    06/15/07       396,000
                                                                                       ------------
                                                                                         13,787,875
                                                                                       ------------
                RETAIL  2.0%
       1,050    Barnes & Noble, Inc............................    11.875    01/15/03     1,115,625
         600    Community Distributors, Inc., 144A Private
                Placement (b)..................................    10.250    10/15/04       615,000
         500    Hosiery Corp. America, Inc. (Including 500
                common stock warrants).........................    13.750    08/01/02       542,500
                                                                                       ------------
                                                                                          2,273,125
                                                                                       ------------

                                               See Notes to Financial Statements

                               December 31, 1997
--------------------------------------------------------------------------------

         Par
        Amount
        (000)              Description                           Coupon     Maturity  Market Value
--------------------------------------------------------------------------------------------------
                TELECOMMUNICATIONS  8.3%
       $1,350   Centennial Cellular Corp.......................     8.875%   11/01/01  $  1,377,000
          800   Centennial Cellular Corp.......................    10.125    05/15/05       870,000
        1,100   Echostar Communications Corp. (a)..............  0/12.875    06/01/04     1,009,250
          400   Intermedia Communications of Florida, Inc.
                (Including 400 common stock warrants)..........    13.500    06/01/05       489,000
          650   Intermedia Communications of Florida, Inc.
                (a)............................................  0/12.500    05/15/06       511,875
          850   Intermedia Communications, Inc.................         *    07/15/07       607,750
          150   Intermedia Communications, Inc., 144A Private
                Placement (b)..................................     8.875    11/01/07       154,500
        1,400   IXC Communications, Inc........................    12.500    10/01/05     1,617,000
          250   Pricellular Wireless Corp. (a).................  0/12.250    10/01/03       256,250
        1,150   Pricellular Wireless Corp......................    10.750    11/01/04     1,256,375
          950   Teleport Communications Group..................     9.875    07/01/06     1,068,750
          300   Teleport Communications Group (a)..............  0/11.125    07/01/07       244,500
                                                                                       ------------
                                                                                          9,462,250
                                                                                       ------------
                TEXTILES  3.0%
          550   Anvil Knitwear, Inc............................    10.875    03/15/07       566,500
        1,450   Dan River, Inc.................................    10.125    12/15/03     1,547,875
          300   Pillowtex Corp.................................    10.000    11/15/06       319,500
          500   Pillowtex Corp., 144A Private Placement (b)....     9.000    12/15/07       511,250
          450   Scovill Fasteners Inc., 144A Private Placement
                (b)............................................    11.250    11/30/07       460,125
                                                                                       ------------
                                                                                          3,405,250
                                                                                       ------------
                TRANSPORTATION  1.2%
        1,300   U.S. Air, Inc..................................     8.625    09/01/98     1,316,250
                                                                                       ------------
                UTILITIES  3.1%
        1,700   AES Corp.......................................    10.250    07/15/06     1,848,750
          300   AES Corp.......................................     8.375    08/15/07       300,750
        1,200   El Paso Electric Co............................     8.250    02/01/03     1,263,000
          126   Midland Cogeneration Venture...................    10.330    07/23/02       134,056
                                                                                       ------------
                                                                                          3,546,556
                                                                                       ------------
       TOTAL CORPORATE BONDS.........................................................    97,766,398
                                                                                       ------------

                                               See Notes to Financial Statements

                               December 31, 1997
--------------------------------------------------------------------------------


Description                                                                     Market Value
--------------------------------------------------------------------------------------------
EQUITIES  1.4%
Time Warner, Inc., 144A Private Placement (1,384 preferred shares) (b)........  $  1,527,590
Urohealth Systems, Inc., 144A Private Placement (525 common stock warrants)
  (b).........................................................................         1,313
Hosiery Corp. America, Inc., 144A Private Placement (500 common shares) (b)...        35,000
Intermedia Communication of Florida, Inc., 144A Private Placement (400 common
  stock warrants) (b).........................................................        44,000
                                                                                ------------
TOTAL EQUITIES................................................................     1,607,903
                                                                                ------------
TOTAL LONG-TERM INVESTMENTS  87.6%
  (Cost $96,622,054)..........................................................    99,374,301
REPURCHASE AGREEMENTS  11.3%
  J.P. Morgan Securities, (U.S. Treasury Note, $12,815,000 par, 8.875% coupon, due 02/15/19, dated 12/31/97, to be sold on 01/02/98 at $12,819,449.65)
  (Cost $12,815,000)..........................................................    12,815,000
                                                                                ------------
TOTAL INVESTMENTS  98.9%
  (Cost $109,437,054).........................................................   112,189,301
OTHER ASSETS IN EXCESS OF LIABILITIES  1.1%...................................     1,224,488
                                                                                ------------
NET ASSETS  100.0%............................................................  $113,413,789
                                                                                ============

(a) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(b) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1997
--------------------------------------------------------------------------------

ASSETS:
Total Investments, including repurchase agreements of
  $12,815,000 (Cost $109,437,054)...........................   $112,189,301
Cash........................................................            115
Interest Receivable.........................................      2,232,976
Other.......................................................          1,651
                                                              -------------
      Total Assets..........................................    114,424,043
                                                              -------------
LIABILITIES:
Payables:
  Investments Purchased.....................................        459,788
  Income Distributions - Common and Preferred Shares........        265,527
  Investment Advisory Fee...................................         71,841
  Affiliates................................................          7,787
Accrued Expenses............................................        124,902
Trustees' Deferred Compensation and Retirement Plans........         80,409
                                                              -------------
      Total Liabilities.....................................      1,010,254
                                                              -------------
NET ASSETS..................................................  $ 113,413,789
                                                              -------------
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, 100,000,000 shares
  authorized, 900 outstanding with liquidation preference of
  $50,000 per share)........................................  $  45,000,000
                                                              -------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 8,109,000 shares issued and
  outstanding)..............................................         81,090
Paid in Surplus.............................................     84,316,562
Net Unrealized Appreciation.................................      2,752,247
Accumulated Undistributed Net Investment Income.............        961,010
Accumulated Net Realized Loss...............................    (19,697,120)
                                                              -------------
      Net Assets Applicable to Common Shares................     68,413,789
                                                              -------------
NET ASSETS..................................................  $ 113,413,789
                                                              -------------
NET ASSET VALUE PER COMMON SHARE ($68,413,789 divided by
  8,109,000 shares outstanding).............................  $        8.44
                                                              -------------

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $10,661,522
Dividend....................................................       38,973
Other.......................................................      279,023
                                                              -----------
      Total Income..........................................   10,979,518
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      844,013
Preferred Share Maintenance.................................      118,490
Shareholder Services........................................       33,584
Trustees' Fees and Expenses.................................       28,226
Custody.....................................................       21,589
Legal.......................................................       10,878
Other.......................................................      179,190
                                                              -----------
      Total Expenses........................................    1,235,970
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 9,743,548
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $ 1,859,915
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    3,159,381
  End of the Period.........................................    2,752,247
                                                              -----------
Net Unrealized Depreciation During the Period...............     (407,134)
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $ 1,452,781
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $11,196,329
                                                              ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended December 31, 1997 and 1996
--------------------------------------------------------------------------------

                                                         Year Ended          Year Ended
                                                      December 31, 1997   December 31, 1996
-------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income................................   $  9,743,548        $  9,960,331
Net Realized Gain....................................      1,859,915           1,318,205
Net Unrealized Appreciation/Depreciation During the
  Period.............................................       (407,134)            415,545
                                                        ------------        ------------
Change in Net Assets from Operations.................     11,196,329          11,694,081
                                                        ------------        ------------
Distributions from Net Investment Income:
  Common Shares......................................     (7,783,356)         (7,783,848)
  Preferred Shares...................................     (2,362,959)         (2,368,052)
                                                        ------------        ------------
Total Distributions..................................    (10,146,315)        (10,151,900)
                                                        ------------        ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.........................................      1,050,014           1,542,181
NET ASSETS:
Beginning of the Period..............................    112,363,775         110,821,594
                                                        ------------        ------------
End of the Period (Including accumulated
  undistributed net investment income of $961,010 and
  $1,400,564, respectively)..........................   $113,413,789        $112,363,775
                                                        ============        ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

  The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated.
--------------------------------------------------------------------------------


                                                    ------------------------------------
                                                     1997      1996     1995      1994
----------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period (a)......   $8.307   $8.117   $7.320     $8.982
                                                      -----    -----    -----      -----
  Net Investment Income...........................    1.202    1.228    1.273      1.283
  Net Realized and Unrealized Gain/Loss...........     .179     .214     .806     (1.530)
                                                      -----    -----    -----      -----
Total from Investment Operations..................    1.381    1.442    2.079      (.247)
                                                      -----    -----    -----      -----
Less:
  Distributions from Net Investment Income:
    Paid to Common Shareholders...................     .960     .960     .960      1.180
    Common Share Equivalent of Distributions Paid
      to Preferred Shareholders...................     .291     .292     .322       .235
  Return of Capital Paid to Common Shareholders...      -0-      -0-      -0-        -0-
                                                      -----    -----    -----      -----
Total Distributions...............................    1.251    1.252    1.282      1.415
                                                      -----    -----    -----      -----
Net Asset Value, End of the Period................   $8.437   $8.307   $8.117     $7.320
                                                      -----    -----    -----      -----
Market Price Per Share at End of the Period.......  $9.8125   $9.375   $8.750     $7.500
Total Investment Return at Market Price (b).......   15.34%   18.91%   30.33%    (12.94%)
Total Return at Net Asset Value (c)...............   13.90%   15.15%   25.19%     (5.70%)
Net Assets at End of the Period (In millions).....   $113.4   $112.4   $110.8     $104.4
Ratio of Expenses to Average Net Assets Applicable
  to Common Shares**..............................    1.83%    1.89%    1.96%      1.97%
Ratio of Net Investment Income to Average Net
  Assets Applicable to Common Shares (d)..........    10.93   11.58%   12.09%     12.87%
Portfolio Turnover................................      98%      94%     124%       125%
 * Non-Annualized
** Ratio of Expenses to Average Net Assets
   Including Preferred Shares.....................    1.10%    1.12%    1.15%      1.17%

(a) Net Asset Value at April 28, 1989 of $11.160 is adjusted for common and preferred share offering costs of $.395 per share. Net asset value at December 31, 1991 of $7.619 is adjusted for redemption costs associated with the 9.5% cumulative preferred shares and offering costs associated with the auction preferred shares of $.332 per share.

(b) Total Investment Return at Market Price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total Return at Net Asset Value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based upon NAV.

(d) Net Investment Income is adjusted for the common share equivalent of distributions paid to preferred shareholders.

N/A = Not Applicable

--------------------------------------------------------------------------------

                                               April 28, 1989
                                                (Commencement
Year Ended December 31,                         of Investment
----------------------------------------       Operations) to
       1993     1992     1991     1990        December 31, 1989
-------------------------------------------------------------------
      $7.916   $7.287   $5.884    $9.307           $10.765
       -----    -----    -----     -----            ------
       1.422    1.691    1.512     1.908             1.283
       1.021     .415    1.686    (3.410)           (1.461)
       -----    -----    -----     -----            ------
       2.443    2.106    3.198    (1.502)           (0.178)
       -----    -----    -----     -----            ------
       1.200     .975     .920     1.238              .909
        .177     .502     .543      .666              .371
         -0-      -0-      -0-      .017               -0-
       -----    -----    -----     -----            ------
       1.377    1.477    1.463     1.921             1.280
       -----    -----    -----     -----            ------
      $8.982   $7.916   $7.619    $5.884           $ 9.307
       -----    -----    -----     -----            ------
      $9.750   $9.375   $7.500    $5.250            $9.000
      17.01%   39.58%   62.27%   (30.57%)          (18.34%)*
      30.08%   16.92%   46.26%   (24.92%)          (15.21%)*
      $117.8   $109.2   $108.2     $94.1            $135.5
       1.72%    1.73%    2.73%     2.12%             1.57%
      14.41%   14.49%   13.59%    15.99%            12.91%
        140%     145%      97%       65%               31%*
       1.05%    1.02%    1.52%     1.11%               N/A

                                              See Notes to Financial Statements.

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1997
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital High Income Trust II (the "Trust," formerly known as Van Kampen American Capital Limited Term High Income Trust) is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide high current income, consistent with preservation of capital, by investing in a portfolio of medium or lower grade fixed-income securities, or non-rated securities of comparable quality. The Trust commenced investment operations on April 28, 1989.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations, prices provided by market makers or estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At December 31, 1997, there were no when issued or delayed delivery purchase commitments.

    The Trust may invest in repurchase agreements, which are short-term investments in which the Trust acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. The Trust will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of

                               December 31, 1997
--------------------------------------------------------------------------------
the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Trust.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond discounts are amortized over the expected life of each applicable security.

D. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 1997, the Trust had an accumulated capital loss carryforward for tax purposes of $19,676,935 which expires between December 31, 1998 and December 31, 2003, respectively. Of this amount, $5,278,407 will expire in 1998. Net realized gains or losses differ for financial reporting and tax purposes as a result of losses from wash sales.

    At December 31, 1997, for federal income tax purposes, cost for long- and short-term investments is $109,457,239, the aggregate gross unrealized appreciation is $3,200,791 and the aggregate gross unrealized depreciation is $468,729, resulting in net unrealized appreciation of $2,732,062.

E. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays monthly dividends from net investment income to common shareholders.

    Net realized gains, if any, are distributed annually to common shareholders. Permanent book and tax basis differences relating to the recognition of expenses which are not deductible for tax purposes totaling $36,787 were reclassified from accumulated undistributed net investment income to capital.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee payable monthly of .75% of the average net assets of the Trust.

    For the year ended December 31, 1997, the Fund recognized expenses of approximately $3,500 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the year ended December 31, 1997, the Trust recognized expenses of approximately $55,800 representing Van Kampen American Capital Distributors, Inc.'s or

                               December 31, 1997
--------------------------------------------------------------------------------

its affiliates' (collectively "VKAC") cost of providing accounting, legal and certain shareholder services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of VKAC. The Trust does not compensate its officers or trustees who are officers of VKAC.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is equal to the trustees' annual retainer fee, which is currently $2,500.

3. INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments were $98,050,718 and $109,058,789, respectively.

4. AUCTION PREFERRED SHARES
The Trust has outstanding 900 shares of Auction Preferred Shares ("APS"). Dividends are cumulative and the rate is currently reset every 28 days through an auction process. The rate in effect on December 31, 1997, was 5.70%. During the year ended December 31, 1997, the rates ranged from 4.50% to 5.70%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at a price of $50,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests, and the APS are subject to mandatory redemption if the tests are not met.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of

Van Kampen American Capital High Income Trust II

We have audited the accompanying statement of assets and liabilities of Van Kampen American Capital High Income Trust II (the "Trust"), including the portfolio of investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital High Income Trust II as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP
Chicago, Illinois
February 10, 1998

                           DIVIDEND REINVESTMENT PLAN
The Trust offers a Dividend Reinvestment Plan (the "Plan") pursuant to which Common Shareholders who are participants in the Plan may have all distributions of dividends and capital gains distributions automatically reinvested in Common Shares of the Trust. All Common Shareholders are deemed to be participants in the Plan unless they specifically elect not to participate. Common Shareholders who elect not to participate in the Plan will receive all distributions of dividends and capital gains in cash paid by check mailed directly to the Common Shareholder by the Trust's dividend disbursing agent.

HOW THE PLAN WORKS
State Street Bank and Trust Company, as your Plan Agent, serves as agent for the Common Shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gains distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new Common Shares in connection with the Plan. All reinvestments are in full and fractional Common Shares, carried to three decimal places.
    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent, with the written consent of the Trust, by providing at least 90 days written notice to all Participants in the Plan.

COSTS OF THE PLAN
The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS
You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW
All Common Shareholders of the Trust are deemed to be participants in the Plan unless they specifically elect not to participate. You may withdraw from the Plan at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan, and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:
         2800 Post Oak Blvd., Houston, TX 77056, Attn: Closed-End Funds

                FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

EQUITY FUNDS
Domestic
   MS Aggressive Equity
   VKAC Aggressive Growth
   MS American Value
   VKAC Comstock
   VKAC Emerging Growth
   VKAC Enterprise
   VKAC Equity Income
   VKAC Growth
   VKAC Growth and Income
   VKAC Harbor
   VKAC Pace
   VKAC Real Estate Securities
   MS U.S. Real Estate
   VKAC Utility
   MS Value
International/Global
   MS Asian Growth
   MS Emerging Markets
   MS Global Equity
   VKAC Global Equity
   MS Global Equity Allocation
   VKAC Global Managed Assets
   MS International Magnum
   MS Latin American

FIXED-INCOME FUNDS
Income
   VKAC Corporate Bond
   MS Global Fixed Income
   VKAC Global Government Securities
   VKAC Government Securities
   VKAC High Income Corporate Bond
   MS High Yield
   VKAC High Yield
   VKAC Short-Term Global Income
   VKAC Strategic Income
   VKAC U.S. Government
   VKAC U.S. Government Trust for Income
   MS Worldwide High Income
Tax Exempt Income
   VKAC California Insured Tax Free
   VKAC Florida Insured Tax Free Income
   VKAC High Yield Municipal
   VKAC Insured Tax Free Income
   VKAC Intermediate Term Municipal Income
   VKAC Municipal Income
   VKAC New York Tax Free Income
   VKAC Pennsylvania Tax Free Income
   VKAC Tax Free High Income
Capital Preservation
   VKAC Limited Maturity Government
   VKAC Prime Rate Income Trust
   VKAC Reserve
   VKAC Senior Floating Rate
   VKAC Tax Free Money

   To find out more about any of these funds, ask your financial adviser for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

   To view a current Van Kampen American Capital or Morgan Stanley fund prospectus or to receive additional fund information, choose from one of the following:

   - visit our web site at WWW.VKAC.COM -- to view prospectuses, select Investors' Place, then Download a Prospectus

   - call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time (Telecommunications Device for the Deaf users, call 1-800-421-2833)

   - e-mail us by visiting WWW.VKAC.COM and selecting Investors' Place

                VAN KAMPEN AMERICAN CAPITAL HIGH INCOME TRUST II

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
DENNIS J. MCDONNELL*--Chairman
STEVEN MULLER
THEODORE A. MYERS
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
  Vice President
INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

CUSTODIAN AND
TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1998
    All rights reserved.

(SM) denotes a service mark of Van Kampen American Capital Distributors, Inc.

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